Exhibit 99.1

                       FIFTH AMENDMENT TO RIGHTS AGREEMENT


           Fifth Amendment to Rights Agreement (this "Amendment") entered into as of this 16th day of February, 1999, by and between Northern Trust Corporation, a Delaware corporation (the "Company"), and Norwest Bank Minnesota, N.A., a national banking association, as Rights Agent (the "Rights Agent").

           WHEREAS, the Company entered into a Rights Agreement with Harris Trust and Savings Bank (the "Original Rights Agent") dated as of October 17, 1989, as amended by a First Amendment thereto, dated as of September 17, 1997, a Second Amendment thereto, dated as of November 18, 1997, a Third Amendment thereto, dated as of July 21, 1998, and a Fourth Amendment thereto, dated as of November 18, 1998 (as so amended, the "Agreement");

           WHEREAS, effective November 10, 1997, the Rights Agent was appointed as successor to the Original Rights Agent in accordance with
 Section 21 of the Agreement; and

           WHEREAS, pursuant to Section 27 of the Agreement, the Company has determined to modify the terms of the Agreement in certain respects.

           NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, and intending to be legally bound hereby, the parties hereto agree that the Agreement shall be and hereby is amended in the following manner:

           1. Amendment of "Issuance of Rights Certificates" Section. The first sentence of Section 3(a) of the Agreement is hereby amended in its entirety to read as follows:

           Until the earlier of (i) the twentieth day after the Stock Acquisition Date, or (ii) the twentieth day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person; provided, however, that no deferral of a Distribution Date by the Board of Directors pursuant to this clause (ii) may be made at any time during the Special Period) after the commencement of, or first public announcement of the intent of any Person (other than the Company or any of its subsidiaries or any employee benefit plan of the Company or of any subsidiary of the Company or any Person appointed as trustee by the Company or such subsidiary pursuant to the terms of any such plan in such Person's capacity as trustee) to commence, a tender of exchange offer, if upon consummation thereof such Person, together with all Affiliates and Associates of such Person, would be the Beneficial Owner of shares of Common Stock and/or other securities representing 25% or more of the Voting Power (the earlier of such days, including any such day which is after the date of this Agreement and prior to the Record Date, being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced by the certificates for the Common Stock of the Company registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Stock.

           2. Amendment of "Redemption" Section. Section 23 of the Agreement is hereby amended in its entirety to read as follows:

                Section 23.    Redemption.    (a)  The Board of Directors of
      the Company may, at its option, at any time prior to the earliest to occur of (i) the date on which an Automatic Redemption Event (as defined below) occurs pursuant to paragraph (c) of this Section 23,
      (ii) the close of business on the twentieth day after the Stock Acquisition Date or (iii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereafter referred to as the "Redemption Price").

                (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the Rights will terminate, and the only right thereafter of the holders of Rights shall be to receive the Redemption
      Price.   Within ten business days after the action of the Board of
      Directors ordering the redemption of the Rights pursuant to paragraph
      (a) of this Section 23, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock.

                (c) Notwithstanding anything contained in this Agreement to the contrary, in the event that an Automatic Redemption Event occurs at any time prior to the earliest to occur of (i) the date on which the Board of Directors of the Company authorizes redemption of the Rights pursuant to paragraph (a) of this Section 23, (ii) the close of business on the twentieth day after the Stock Acquisition Date or
      (iii) the Final Expiration Date, then effective immediately upon the occurrence of such Automatic Redemption Event, by action of the Board of Directors of the Company taken to approve the inclusion of this paragraph (c) in Section 23 of the Agreement and without any further action on the part of or notice from the Board of Directors of the Company, the Rights shall be redeemed and shall terminate, and thereafter, the only right of the holders of Rights shall be to
      receive the Redemption Price.   Each of the following shall be an
      "Automatic Redemption Event":

                (A) any Person (other than the Company or any of its subsidiaries or any employee benefit plan of the Company or of any subsidiary of the Company or any Person appointed as trustee by the Company or such subsidiary pursuant to the terms of any such plan in such Person's capacity as trustee) becomes the Beneficial Owner of securities of the Company which in the aggregate represent 14% or more of the Voting Power;

                (B) any Person (other than the Company or any of its subsidiaries or any employee benefit plan of the Company or of any subsidiary of the Company or any Person appointed as trustee by the Company or such subsidiary pursuant to the terms of any such plan in such Person's capacity as trustee) commences, or publicly announces its intent to commence, a tender or exchange offer if upon consummation thereof such Person, together with all Affiliates and Associates of such Person, would be the Beneficial Owner of securities of the Company which in the aggregate represent 15% or more of the Voting Power;

                (C) any Person makes by public announcement or by written communication that is or becomes the subject of a public announcement, or publicly announces its intent to make, a bona fide proposal to the Company or its stockholders for (1) a merger, consolidation or similar transaction involving the Company or any of its subsidiaries, (2) a purchase or other acquisition of all or a substantial portion of the assets or deposits of the Company and its Subsidiaries or (3) a purchase or other acquisition of securities representing 15% or more of the Voting Power (any transaction of the type described in clauses
           (1), (2) or (3) of this paragraph (C), an "Acquisition Transaction"); or

                (D) any Person files an application or notice with the Board of Governors of the Federal Reserve System, or any other federal or state banking regulatory authority, which application or notice seeks approval to engage in any transaction constituting an Acquisition Transaction.

                (d) Within ten business days after the Company becomes aware of the occurrence of an Automatic Redemption Event, the Company shall give notice of the redemption of the Rights to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock.

                (e) Notwithstanding the provisions of Section 23(a) hereof, if, within 270 days of a public announcement by a third party of an intent or proposal to engage (without the current and continuing concurrence of the Board of Directors of the Company) in a transaction involving an acquisition of or business combination with the Company or otherwise to become an Acquiring Person, there is an election of Directors (whether at one or more stockholder meetings and/or pursuant to written stockholder consent) resulting in a majority of the Board of Directors of the Company being comprised of persons who were not nominated by the Board of Directors of the Company in office immediately prior to such election, then following the effectiveness of such election for a period of 180 days (the "Special Period") the Rights, if otherwise then redeemable absent the provisions of this paragraph (c), shall be redeemable upon either of the following conditions being satisfied, but not otherwise:

           (A) by a vote of a majority of the Directors then in office, provided that

           (I) before such vote, the Board of Directors of the Company shall have implemented the Value Enhancement Procedures (as defined below) and

           (II) promptly after such vote, the Company publicly announces such vote and

                (a) the manner in which the Value Enhancement Procedures were implemented,

                (b) any material financial, business, personal or other benefit or relationship (an "Interest") which each Director and each Affiliate of such Director (identifying each Director and Affiliate separately in relation to each such Interest) has in connection with any suggested, proposed or pending transaction with or involving the Company (a "Transaction"), or with any other party or Affiliate of any other party to a Transaction, where such Transaction would or might, or is intended to, be permitted or facilitated by redemption of the Rights (an "Affected Transaction"), other than treatment as a stockholder on a pro rata basis with other stockholders or pursuant to compensation arrangements as a director or employee of the Company or a subsidiary which have been previously disclosed by the Company,

                (c) the individual vote of each Director on the motion to redeem the Rights, and

                (d) the statement of any Director who voted for or against the motion to redeem the Rights and desires to have a statement included in such announcement, or

           (B) if clause (A) is not applicable, by a vote of a majority of the Directors then in office, provided that (I) if there is a challenge to the Directors' action approving redemption and/or any related Affected Transaction as a breach of the fiduciary duty of care or loyalty, the Directors, solely for purposes of determining the effectiveness of such redemption pursuant to this clause (B), are able to establish the entire fairness of such redemption and, if applicable, such related Affected Transaction, and (II) the Company shall have publicly announced the vote of the Board of Directors of the Company approving such redemption and, if applicable, such related Affected Transaction, which announcement shall set forth the information prescribed by clauses (A) (II) (b), (c) and (d) above.

      "Value Enhancement Procedures" shall mean:

      (1) the selection by the Board of Directors of the Company of an independent financial advisor (the "Independent Advisor") from among financial advisors which have national standing, have established expertise in advising on mergers, acquisitions and related matters and have no Interest relating to an Affected Transaction, and have not during the preceding year provided services to, been engaged by or been a financing source for any other party to an Affected Transaction or any Affiliate of any such party or of any Director (other than the Company and its subsidiaries);

      (2) whether or not there is a then-pending Affected Transaction, the receipt by the Board of Directors of the Company from its Independent Advisor of (a) such advisor's view (expressed in such form and subject to such qualifications and limitations as the Independent Advisor deems appropriate) regarding whether redemption of the Rights will serve the best interests of the Company and its stockholders or (b) such advisor's statement that it is unable to express such a view, setting forth the reasons therefor;

      (3)  if there is a then-pending Affected Transaction,

           (A) the establishment and implementation by the Board of Directors of the Company, with the advice of its Independent Advisor, of a process and procedures which the Board of Directors of the Company and such advisor conclude would be most likely to result in the best value reasonably available to stockholders (regardless of whether such Affected Transaction involves a "sale of control" or "break-up" of the Company for Delaware law purposes),

           (B) the Board of Directors of the Company (I) receiving the opinion of its Independent Advisor, in customary form and content for transactions of the type involved, that the Affected Transaction is fair to the Company's stockholders from a financial point of view and (II) determining, and the Independent Advisor confirming, that it has no reason to believe that a superior transaction is reasonably available for the benefit of the Company's stockholders, and

           (C) the execution of a definitive transaction agreement and other definitive documentation necessary to effect the Affected Transaction.

                (f) Any notice of redemption which is mailed in the manner provided in this Section 23 shall be deemed given, whether or not the holder receives the notice. Such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 and other than in connection with the purchase or repurchase by any of them of Common Stock prior to the Distribution Date. Moreover, notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a transaction set forth in Section 11(a) (ii) hereof until such time as the Company's right of redemption hereunder has expired.

           3.   Amendment of "Exchange" Section.   Paragraph (a) of Section
 24 of the Agreement is hereby amended in its entirety to read as follows:

           (a) The Board of Directors of the Company may, at its option, at any time after the first occurrence of any event specified in Section 11(a)(ii)(A), (B) or (C), exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"); provided, however, that no such exchange of the Rights may be authorized by the Board of Directors of the Company during the Special Period or at any time when the Rights are not redeemable.

           4.   Amendment of "Supplements and Amendments" Section.
 Section 27 of the Agreement is hereby amended in its entirety to read as follows:

           Section 27.  Supplements and Amendments.

                (a) Prior to the Distribution Date, and subject to the penultimate sentence of this Section 27(a) and the provisions of Section 27(b) hereof, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date, and subject to the penultimate sentence of this Section 27(a) and the provisions of Section 27(b) hereof, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, a time period relating to when the Rights may be redeemed, or to modify the ability (or inability) of the Board of Directors of the Company to redeem the Rights, in either case at any time when the Rights are not then redeemable. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of one one-hundredths of a share of Preferred Stock for which a Right is exercisable unless at the time of such supplement or amendment there has been no Stock Acquisition Date and such supplement or amendment shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

                (b) Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made to this Agreement during the Special Period or at a time when the Rights are not redeemable, except as contemplated by clause (i) or (ii) of Section 27(a) hereof.

           5. Agreement as Amended. The term "Agreement" as used in the Agreement shall be deemed to refer to the Agreement as amended hereby, and all references to the Agreement shall be deemed to include this Amendment.

           6. Effectiveness. This Amendment shall be effective as of the date first written above, and except as set forth herein, the Agreement shall remain in full force and effect and otherwise shall be unaffected hereby.

           7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested as of the date first written above.



 Attest:                            NORTHERN TRUST CORPORATION



         /s/ Rose A. Ellis                /s/ Perry R. Pero
 ---------------------------       ----------------------------------------
 Name:   Rose A. Ellis             Name:  Perry R. Pero
 Title:  Secretary                 Title:   Senior Executive Vice President




 Attest:                           NORWEST BANK MINNESOTA, N.A.


       /s/ Suzanne M. Swits               /s/ Susan J. Roeder
 ---------------------------       ----------------------------------------
 Name: Suzanne M. Swits            Name: Susan J. Roeder
 Title: Assistant Secretary        Title: Vice President